Exhibit 99.1
REVISED PART I, ITEM 1. BUSINESS

PART I
ITEM 1.    BUSINESS
INTRODUCTION
Post Holdings, Inc. is a Missouri corporation incorporated on September 22, 2011. Our principal executive offices are located at 2503 S. Hanley Road, St. Louis, Missouri 63144. We are a consumer packaged goods holding company, operating in the center-of-the-store, refrigerated, active nutrition and private label food categories. Unless otherwise stated or the context otherwise indicates, all references in this Form 10-K to “Post,” “the Company,” “us,” “our” or “we” mean Post Holdings, Inc. and its consolidated subsidiaries and, for periods prior to our separation from Ralcorp Holdings, Inc. (“Ralcorp”), the Branded Cereal Business of Ralcorp.
On February 3, 2012, Post completed its legal separation via a tax free spin-off (the “Spin-Off”) from Ralcorp (Ralcorp was subsequently acquired by ConAgra Foods, Inc. on January 29, 2013). On February 6, 2012, Post common stock began trading on the New York Stock Exchange under the ticker symbol “POST.”
In 2012, we had a single operating segment, our Post branded ready-to-eat cereal business. As a result of acquisitions, during fiscal 2014 we operated in five reportable segments: Post Foods, Michael Foods, Active Nutrition, Private Brands and Attune Foods. For fiscal 2015, we realigned our organization to operate in three segments: Consumer Brands, Michael Foods Group and Private Label. Prior period information has been recast to conform with the new presentation. The Consumer Brands segment includes the Post branded ready-to-eat (“RTE”) cereal business and the active nutrition businesses of Premier Nutrition Corporation (“PNC”), which we acquired in September 2013, and Dymatize Enterprises, LLC ("Dymatize"), which we acquired in February 2014, as well as the PowerBar and Musashi brands, which we acquired in October 2014. The Michael Foods Group segment is comprised of Michael Foods, which we acquired in June 2014 and produces value-added egg products, refrigerated potato products and cheese and other dairy case products, as well as the business of Dakota Growers Pasta Company, Inc. (“Dakota Growers”), which we acquired in January 2014 and manufactures and distributes pasta. The Private Label segment includes the businesses of Golden Boy Foods Ltd. (“Golden Boy”), which we acquired in February 2014 and produces private label peanut and other nut butters, as well as dried fruits and snacking nuts, Attune Foods, which produces premium natural and organic granola, cereals and snacks, and American Blanching Company (“ABC”), which we acquired in November 2014 and manufactures peanut butter for national brands, private label retail and industrial markets and provides peanut blanching, granulation and roasting services for the commercial peanut industry.
“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which we refer to as MD&A, under Item 7 of this report contains financial and other information concerning our business developments and operations and are incorporated into this Item 1.
Additional information about us, including our Form 10, Forms 10-K, Forms 10-Q, Forms 8-K, other securities filings (and amendments thereto), press releases and other important announcements, is available at our website at www.postholdings.com or the Security and Exchange Commission’s (“SEC”) website at www.sec.gov (for securities filings only). These documents can be printed free of charge as soon as reasonably practicable after their electronic filing with the SEC. Our Corporate Governance Guidelines, Global Standards of Business Conduct, Director Code of Ethics, and the charters of the Audit and Corporate Governance and Compensation Committees of our board of directors are also available on our website, from which they can be printed free of charge. All of these documents are also available to shareholders at no charge upon request sent to our corporate secretary (2503 S. Hanley Road, St. Louis, Missouri 63144-2503, Telephone: 314-644-7600). The information on our website is not part of this report.
Our Businesses
Consumer Brands
Consumer Brands includes the Post branded RTE cereal business and our active nutrition businesses. The Post branded RTE cereal business manufactures, markets and sells branded and private label ready-to-eat cereal products. The RTE cereal category has been one of the most prominent categories in the food industry. According to Nielsen’s expanded All Outlets Combined (xAOC) information, the category was approximately $8.8 billion for the 52-week period ended October 25, 2014. We have leveraged the strength of our Post brands, category expertise, and over a century of institutional knowledge to create a diverse portfolio of cereals. Our Post branded RTE business is the third largest seller of ready-to-eat cereals in the United States with a 11.1% share of retail sales (based on retail dollar sales) for the 52-week period ended October 25, 2014, based on Nielsen’s xAOC information. Nielsen’s xAOC is representative of food, drug and mass merchandisers (including Walmart), some club retailers (including Sam’s Club & BJs), some dollar retailers (including Dollar General, Family Dollar & Dollar Tree) and military. Our brands include Honey Bunches of Oats, the fourth largest brand of ready-to-eat cereal in the United States with a 4.5% xAOC dollar market share for the 52-week period ended October 25, 2014, as well as Pebbles, Great Grains, Grape-Nuts, Post Shredded Wheat, Oh’s, Honeycomb, Golden Crisp, Post Raisin Bran, Alpha-Bits and Shreddies. These products are primarily manufactured through a flexible production platform at three owned facilities.
Consumer Brands also includes our active nutrition business, in which we market and distribute premium protein beverages and bars under the Premier Protein brand, protein powders and bars under the Dymatize and Supreme Protein brands, and ready-to-drink beverages and other liquid-based solutions under the Joint Juice brand. The PowerBar and Musashi branded products consist of premium bars, powders and gels sold in the United States and international markets. The Dymatize products are primarily manufactured at a manufacturing facility we own, and our Premier Protein and Joint Juice products are manufactured under co-manufacturing agreements at various third party facilities located in the United States. The PowerBar and Musashi products are manufactured both at owned facilities and under co-manufacturing agreements at various third party facilities. Our active nutrition products are primarily sold in grocery, drug, specialty, online and club stores.
Michael Foods Group
Through our Michael Foods Group segment, we produce and/or distribute egg products, refrigerated potato products, cheese and other dairy case products and pasta products. We sell egg products to the foodservice, retail and food ingredient markets, refrigerated potato products to the foodservice and retail grocery markets in North America and pasta through the private label, foodservice and ingredient channels. We also market a broad line of refrigerated grocery products to U.S. retail grocery outlets, including branded and private label cheese, bagels, butter, muffins and ethnic foods. Our major customers include foodservice distributors, restaurant chains and major retail grocery chains.
Egg Products. Our egg products business produces and distributes numerous egg products under the Better’n Eggs, All Whites, Papetti’s, Abbotsford Farms, Inovatech, Excelle, Emulsa, EasyEggs and Table Ready brands, among others. The principal value-added egg products are pasteurized, extended shelf-life liquid eggs, egg white-based egg products and hardcooked and precooked egg products. The business’ other egg products include frozen, liquid and dried products that are used as ingredients in other food products, as well as organic and cage-free egg products. We distribute our egg products to food processors and foodservice customers throughout North America, with limited international sales in the Far East, South America and Europe. The extended shelf-life liquid eggs (our largest selling product line) and other egg products are marketed to a wide variety of foodservice and food ingredient customers. We are also a supplier of egg white-based products sold in the U.S. retail and foodservice markets. Through this business, we operate ten egg products production facilities located in the United States and Canada, some of which are fully integrated, from the production and maintenance of laying flocks through the processing of egg products.
Refrigerated Potato Products. Our refrigerated potato products are produced and sold to both the foodservice and retail markets. Refrigerated potato products are marketed to foodservice customers under a variety of brands, including Simply Potatoes, Diner’s Choice and Farm Fresh, with the Simply Potatoes and Diner’s Choice brands being used for retail refrigerated potato products. The business’ products consist of shredded hash browns and diced, sliced, mashed and other specialty potato products. This business maintains a main processing facility in Minnesota, with a smaller facility located in Nevada.
Cheese and Other Dairy Case Products. Our cheese and other dairy-case products business markets a wide range of refrigerated grocery products directly to retailers and wholesale warehouses. The products are marketed principally under the Crystal Farms brand; other trademarks include Crescent Valley, Westfield Farms and David’s Deli. Our strategy in this business has been to offer quality branded products at a good value relative to national brands. Crystal Farms brand cheese is positioned in the “mid-tier” pricing category and is priced below national brands such as Kraft and Sargento and above store brands (private label). The refrigerated products, which consist principally of cheese, bagels, butter, muffins and ethnic foods, are supplied by various vendors to Michael Foods’ specifications. Through this business, we operate a cheese packaging facility in Lake Mills, Wisconsin, which processes and packages various cheese products for the Crystal Farms brand and for various private label customers. The business does not produce cheese. We use both company-owned and leased facilities as well as independent distributors. We sell products to a large number of retail stores, a majority of which are served via customers’ warehouses. We also maintain a fleet of refrigerated tractor-trailers to deliver products to our retail customers from nine distribution centers.
Pasta. Our pasta business, Dakota Growers, has vertically integrated durum wheat milling and pasta production capabilities and produces over 150 different shapes of pasta products at two manufacturing plants. This business is a leader in the approximately $2+ billion North American retail pasta market.

Private Label
Our Private Label segment manufactures and distributes private label peanut butter and other nut butters, baking nuts, raisins and other dried fruit, and trail mixes, with sales to grocery retailers, food ingredient and foodservice channels primarily in the United States and Canada. We also co-manufacture peanut butter and other nut butters for national brands, private label retail and industrial markets, which provides us with the ability to further participate in the rapidly growing natural and organic categories. Our Private Label business also provides peanut blanching, granulation and roasting services for the commercial peanut industry.
Our Private Label segment also includes the business of Attune Foods. Through this business we manufacture and market branded premium natural and organic cereals and snacks, including Uncle Sam high fiber cereals, Attune chocolate probiotic bars and Erewhon gluten-free cereals and organic graham crackers. Attune Foods also includes the Golden Temple, Peace Cereal, Sweet Home Farm and Willamette Valley Granola Company brands as well as a private label granola business. Attune Foods’ products are largely sold through the natural/specialty channels, as well as in the bulk foods section of both conventional and natural/specialty retailers. Our manufacturing facility in Eugene, Oregon provides us the ability to manufacture a wide variety of product and package formats. Additionally, some products are also manufactured under co-manufacturing agreements at various third party facilities located in the United States.
Sales and Marketing
Each of our businesses has developed marketing strategies specific to each existing or new product line and that emphasize high quality products and customer service. For certain of our products, we have consumer-targeted marketing campaigns, which include television, digital and print advertisements, coupon offers, co-marketing arrangements with complementary consumer product companies and co-op advertising with select retail customers. We also use traditional outdoor, print and digital advertising and social media, as well as more targeted grass roots programs such as sampling events and business drops in order to increase brand awareness and loyalty at both national and local levels. Our Internet and social media efforts are used to educate consumers about the nutritional value of our products as well as for product promotion and consumer entertainment.
Our Post branded RTE cereal business sells products primarily through an internal sales staff and broker organizations. We also occasionally sell Post branded products to military, Internet and foodservice channels and may utilize broker, distribution or similar arrangements for sales of products outside the United States. Our active nutrition businesses use a flexible sales model that combines a national direct sales force and broker network. Our Michael Foods Group segment aligns its sales and marketing effort by customer and by distribution channel, with a dedicated team for each of the foodservice, retail and food ingredient channels. This has helped cement key customer relationships and allowed Michael Foods to optimize promotion plans and pricing solutions. Our Private Label segment primarily sells its products through internal sales staff and broker organizations.
Research and Development
Our research and development capabilities span ingredients, grains and packaging technologies; new product and process development, as well as analytical support; bench-top and pilot plant capabilities; and research support to operations. We incurred expenses of approximately $10.2 million, $8.6 million and $7.9 million during the fiscal years ended September 30, 2014, 2013 and 2012, respectively, for research and development activities.
Raw Materials
Raw materials used in our businesses consist of ingredients and packaging materials. The principal ingredients for most of our businesses are agricultural commodities, including wheat, oats, other grain products, vegetable oils, fruits, peanuts, almonds and other tree nuts, milk and soy based proteins, cocoa, corn syrup and sugar. We also buy significant amounts of grain to feed layer hens. Additionally, the principal ingredients for the Michael Foods business are eggs, potatoes, cheese and other dairy products. The principal packaging materials are linerboard cartons, corrugated boxes, plastic containers, flexible and beverage packaging and cartonboard.
We purchase raw materials from local, regional, national and international suppliers. With respect to the egg products division of our Michael Foods Group segment, a portion of the division’s egg needs are satisfied by production from our own hens, with the balance being purchased under third-party egg procurement contracts and in the spot market. Our Attune Foods business identifies raw material sources to ensure that its products meet the standards and certification requirements for non-GMO, organic and gluten-free. Prices paid for raw materials can fluctuate widely due to weather conditions, feed costs, labor disputes, government policies and regulations, industry consolidation, economic climate, energy shortages, transportation delays, commodity market prices, currency fluctuations and other unforeseen circumstances. The supply of raw materials can be impacted by the same factors that can impact their price. We continuously monitor worldwide supply and cost trends of these raw materials to enable us to take appropriate action to obtain ingredients and packaging needed for production. Although the prices of the principal raw materials can be expected to fluctuate, we believe such raw materials to be in adequate supply and generally available from numerous sources.
Cereal processing ovens and most of the Michael Foods Group production facilities are generally fueled by natural gas or propane, which are obtained from local utilities or other local suppliers. Electricity and steam (generated in on-site, gas-fired boilers) are also used in our processing facilities. Short-term standby propane storage exists at several plants for use in the event of an interruption in natural gas supplies. Oil may also be used to fuel certain operations at various plants in the event of natural gas shortages or when its use presents economic advantages. In addition, considerable amounts of diesel fuel are used in connection with the distribution of our products.
Trademarks and Intellectual Property
We own a number of trademarks that are critical to the success of our businesses. Our Post branded RTE cereal business’ key trademarks include Post®, Honey Bunches of Oats®, Post Selects®, Great Grains®, Spoon Size® Shredded Wheat, Oh's®, Grape-Nuts® and Honeycomb®. The key trademarks for our Michael Foods Group segment include Papetti’s®, All Whites®, Better’n Eggs®, Easy Eggs®, Table Ready®, Abbotsford Farms®, Simply Potatoes® and Crystal Farms®. Our active nutrition business' key trademarks include Premier Protein®, Joint Juice®, Dymatize®, Supreme Protein®, PowerBar® and Musashi®, and the key trademarks for our Attune Foods business are Attune®, Uncle Sam®, Erewhon®, Peace Cereal® and Sweet Home Farm®. Our trademarks are in most cases protected through registration in the United States and most other markets where the related products are sold.
Our Pebbles™ products are sold under trademarks that have been licensed from a third party pursuant to a long-term license agreement that covers the sale of all Pebbles branded cereal products in the United States, Canada and several other international markets.
Similarly, we own several patents in North America. While our patent portfolio as a whole is material to our business, no one patent or group of related patents is material to our business. In addition, we have proprietary trade secrets, technology, know-how processes, and other intellectual property rights that are not registered.
Seasonality
Demand for certain of our products may be influenced by holidays, changes in seasons or other events. For example, demand for our egg products, cheese and snacking and baking nuts tends to increase during the holiday season, which may result in increased net sales during the first quarter of our fiscal year.
Working Capital
A description of our working capital practices is included in the Liquidity and Capital Resources section of MD&A in Item 7 of this report. Receipts from goods sold, supplemented as required by borrowings, provide for our operating expenses and working capital needs.
Customers
We sell Post branded RTE cereal products primarily to grocery, mass merchandise, supercenters, club store and drug store customers. We also sell to military, Internet and food service channels. Our active nutrition products' customers are predominately warehouse club stores, grocery stores, drug stores, convenient stores and supplement stores. Our Michael Foods Group’s primary customers include foodservice distributors, national restaurant chains, retail grocery stores and major food processors. Our Private Label segment’s products are sold to grocery store, foodservice and food ingredient customers as well as natural/specialty grocery stores.
Our largest customer, Walmart, accounted for approximately 11% of our consolidated net sales in fiscal 2014.  No other customer accounted for more than 10% of our fiscal 2014 consolidated net sales, but certain of our segments depend on sales to large customers.  For example, the largest customers of our Consumer Brands segment, Walmart and Costco, accounted for approximately 19%, and 14%, respectively, of Consumer Brands' net sales in fiscal 2014. Additionally, the largest customers of our Michael Foods Group segment, Sysco and US Foods, accounted for approximately 13% and 10%, respectively, of Michael Foods Group’s net sales in fiscal 2014.
For the fiscal years ended September 30, 2014, 2013 and 2012, sales to locations outside of the United States were approximately 13%, 14% and 14% of total net sales, respectively. For fiscal year 2014, the amount includes the sales of recent acquisitions including Dakota Growers, Golden Boy, Dymatize and Michael Foods.

Competition
The consumer foods industry is highly competitive, and the food categories in which we participate are also very competitive and are highly sensitive to both pricing and promotion. Many of our principal competitors in these categories may have substantially more financial, marketing and other resources. Competition is based on product quality, price, effective promotional activities, and the ability to identify and satisfy dynamic, emerging consumer preferences. Our principal strategies for competing in each of our segments include effective customer relationships, category insights, superior product quality, product innovation, an efficient supply chain and price. In addition, in many of our product categories, we compete not only with widely advertised branded products, but also with private label products. The industries in which we operate are expected to remain highly competitive in the foreseeable future.
Governmental Regulation and Environmental Matters
We are subject to regulation by federal, state, local and foreign governmental entities and agencies. Our activities in Canada, Germany and Australia are subject to local and national regulations similar to those applicable to our business in the United States. As a producer and distributor of goods for human consumption, our operations must comply with stringent production, storage, distribution, labeling and marketing standards administered by the Food and Drug Administration (“FDA”), Department of Commerce and Federal Trade Commission in the United States as well as similar regulatory agencies in Canada, Germany and Australia. Products that do not meet regulatory standards may be considered to be adulterated and/or misbranded and subject to recall. Additionally, following the recent adoption of the Food Safety Modernization Act, the FDA is developing additional regulations focused on prevention of food contamination, more frequent inspection of high-risk facilities, increased record-keeping and improved tracing of food.
Our Michael Foods Group segment is also subject to U.S. Department of Agriculture (“USDA”) regulations regarding quality, labeling and sanitary control. The Michael Foods Group's egg products division processing plants that break eggs, and some of our other egg-processing operations, are subject to continuous on-site USDA inspection. Our other facilities are subject to periodic inspection by the USDA, FDA and/or state regulatory authorities, such as state departments of agriculture.
Our facilities, like those of similar businesses, are subject to certain safety regulations including regulations issued pursuant to the U.S. Occupational Safety and Health Act in the United States and similar regulatory agencies in Canada, Germany and Australia. These regulations require us to comply with certain manufacturing safety standards to protect our employees from accidents. Additionally, some of the food commodities on which our business relies are subject to governmental agricultural programs. These programs have substantial effects on prices and supplies and are subject to Congressional and administrative review.
Our operations are also subject to various federal, state and local laws and regulations with respect to environmental matters, including air quality, wastewater discharge and pretreatment, storm water, waste handling and disposal, and other regulations intended to protect public health and the environment. In the United States, the laws and regulations include the Clean Air Act, the Clean Water Act and the Resource Conservation and Recovery Act. Our foreign facilities are subject to local and national regulations similar to those applicable to us in the United States. We have made, and will continue to make, expenditures to ensure environmental compliance.
Employees
We have approximately 7,950 employees as of November 1, 2014, of which approximately 7,500 are in the United States, approximately 270 are in Canada and approximately 180 are located in other jurisdictions, including Germany and Australia. Currently, approximately 17% of our employees are unionized. We have entered into several collective bargaining agreements on terms that we believe are typical for the industries in which we operate. Most of the unionized workers at our facilities are represented under contracts which expire at various times throughout the next several years. As these agreements expire, we believe that the agreements can be renegotiated on terms satisfactory to us. We believe that our relations with employees and their representative organizations are good.
Executive Officers
The section below provides information regarding our executive officers as of November 14, 2014:
William P. Stiritz, age 80, served as the Chairman of our Board of Directors and Chief Executive Officer from February 2012 until November 1, 2014, when he was appointed our Executive Chairman. Prior to joining Post, Mr. Stiritz served as the Chairman of the Board of Directors of Ralcorp Holdings, Inc. from 1994 until February 2012.

Robert V. Vitale, age 48, served as our Chief Financial Officer from October 2011 until November 1, 2014 when he became our President and Chief Executive Officer. He previously served as President and Chief Executive Officer of AHM Financial Group, LLC, a diversified provider of insurance brokerage and wealth management services from 2006 until 2011.
James L. Holbrook, age 55, served as our Executive Vice President and President, Post Foods from January 2014 until November 1, 2014 when he became our EVP, President and CEO, Consumer Brands Group. Previously, Mr. Holbrook served as our Executive Vice President, Marketing since October 2011. Prior to joining Post, he served as Chief Executive Officer of EMAK Worldwide, Inc., a family of marketing services agencies, from 2005 through September 2011.
James E. Dwyer, Jr., age 56, has served as the President and CEO of our Michael Foods business since June 2014, when Post acquired Michael Foods. Effective November 1, 2014, Mr. Dwyer also serves as our EVP, President and CEO, Michael Foods Group. Prior to the acquisition, he served as the Chief Executive Officer of Michael Foods since October 2009 and its Chairman since July 2013.
Jeff A. Zadoks, age 49, served as our Senior Vice President, Chief Accounting Officer from January 2014 until November 1, 2014 when he became our Senior Vice President and Chief Financial Officer. Previously, Mr. Zadoks served as our Corporate Controller since October 2011. Prior to joining Post, Mr. Zadoks most recently served as Senior Vice President and Chief Accounting Officer at RehabCare Group, Inc., a leading provider of post-acute care in hospitals and skilled nursing facilities, from February 2010 to September 2011, and as Vice President and Corporate Controller from December 2003 until January 2010.
Diedre J. Gray, age 36, served as our Senior Vice President – Legal and Corporate Secretary from December 2011 until September 2012 when she became our Senior Vice President, General Counsel and Corporate Secretary. Effective November 1, 2014, Ms. Gray serves as our Senior Vice President, General Counsel and Administration as well as our Corporate Secretary. Prior to joining Post, Ms. Gray most recently served as Associate General Counsel and Assistant Secretary at MEMC Electronic Materials, Inc. (now SunEdison, Inc.), a semiconductor and solar wafer manufacturing company. Previously, Ms. Gray was an attorney at Bryan Cave LLP from 2003 to 2010.
Available Information
We make available free of charge through our website (www.postholdings.com) reports we file with the SEC, including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains an Internet site containing these reports and proxy and information statements at http://www.sec.gov. Any materials we file can be read and copied online at that site or at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, on official business days during the hours of 10:00 a.m. and 3:00 p.m. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330.